Exhibit 4.2
FOURTH AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT
     This FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT is made as of September 30, 2003 by and among (i) Gomez, Inc., a Delaware corporation (the “Company”), (ii) the Initial Stockholders (as defined below), and (iv) the holders of Preferred Stock (as defined below) listed on Exhibit B hereto and certain other persons or entities that become parties to this Agreement after the date hereof in accordance with Section 8.17 hereof (collectively, the “Preferred Stockholders” and each individually, a “Preferred Stockholder”. The Initial Stockholders and the Preferred Stockholders are collectively referred to herein as the “Investors” and each individually as an “Investor.”
     WHEREAS, reference is made to that certain Exchange and Recapitalization Agreement (as defined below) and the Class C Purchase Agreement (as defined below) pursuant to which certain Preferred Stockholders will subscribe for and the Company will issue Preferred Stock (as defined below); and
     WHEREAS, the Company previously entered into the Third Amended and Restated Investor Rights Agreement dated as of November 8, 2001 and previously amended as of August 5, 2002 and January 24, 2003 (as amended, the “Prior Agreement”); and
     WHEREAS, the parties hereto desire to amend and restate the Prior Agreement in order to set forth their mutual agreement regarding various matters relating to the Company, including certain restrictions with respect to the Transfer and ownership of shares of the Company’s capital stock, including Preferred Stock (as defined below), corporate governance, registration rights and certain other matters; and
     WHEREAS, in connection with the transactions contemplated by the Exchange Agreement and the Class C Purchase Agreement, the Company and the Investors have agreed to enter into this Agreement;
     NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto covenant and agree and the Prior Agreement is hereby amended and restated in its entirety as follows:
          1. GENERAL PROVISIONS
     1.1. Shares Subject to this Agreement. The Investors and the Company expressly agree that the terms and restrictions of this Agreement shall apply to (a) all shares of capital stock or other Equity Securities which any of them now owns or hereafter acquires by means of conversion of convertible securities held on the date hereof, (b) any capital stock or other Equity Securities issued or issuable directly or indirectly with respect to the capital stock and other Equity Securities referred to in clause (a) above by way of stock dividend, stock split, merger, reorganization, reclassification, whether voluntary or involuntary, or other similar transaction, and (c) shares of capital stock of any successor in interest of the Company, whether by sale, merger, consolidation or other similar transaction (each, individually, a “Share”).

     1.2. No Partnership Relationship. Notwithstanding, but not in limitation of, any other provision of this Agreement, the parties understand and agree that the management and operation of the Company shall not create or imply a general partnership between or among the Investors and shall not make any Investor the agent or partner of any other Investor for any purpose.
     1.3. Registration of Transfer.
     The Company shall maintain a register of the Shares and of their Transfer and exchange. When certificates representing Shares (or an affidavit as to loss thereof, as the case may be) are presented to the Company with a request (a) to register the Transfer of such Shares in accordance with the terms and conditions of this Agreement or (b) to exchange one or more certificates for one or more other certificates representing an equal aggregate number of shares, the Company shall register the Transfer or make the exchange as requested; provided, that the certificates surrendered for Transfer or exchange shall be duly endorsed or accompanied by a written instrument of Transfer in form reasonably satisfactory to the Company, duly executed by the holder thereof or its attorney duly authorized in writing.
     1.4. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:
     “AdAstra” means AdAstra Erste Beteiligungs GmbH, a limited liability company (Gesellschaft beschränkter Hartung) organized under the laws of Germany.
     “Affiliate” has the meaning ascribed to that term in Rule 12b-2 under the Exchange Act, or any successor rule.
     “Ashton” means VIE Financial Group, Inc., a Delaware corporation, successor in interest to The Ashton Technology Group, a Delaware corporation.
     “Class A Preferred” means the Class A Convertible Preferred Stock, $.001 par value per share, of the Company.
     “Class B Preferred” means the Class B Convertible Preferred Stock, $.001 par value per share, of the Company.
     “Class C Preferred” means the Class C Convertible Preferred Stock, $.001 par value per share, of the Company.
     “Class C Purchase Agreement” means the Class C Preferred Stock Purchase Agreement of even date herewith by and among the Company, AdAstra and the other purchasers of Class C Preferred named therein.
     “Commission” means the Securities and Exchange Commission and any successor agency of the Federal government administering the Securities Act and the Exchange Act.
     “Common Share” means a share of Common Stock.

     “Common Stock” means (i) the common stock, $.001 par value per share, of the Company; (ii) any other capital stock of the Company, however designated, authorized on or after the date hereof, which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; and (iii) any other securities into which or for which any of the securities described in (i) or (ii) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, consolidation, sale of assets or other similar transaction.
     “Deutsche Bank” means BT Investment Partners Inc. and Deutsche Bank, AG.
     “Doughty Hanson” means Doughty Hanson & Co. Technology Limited, acting as general partner on behalf of each of (i) — (v): (i) Doughty Hanson & Co Technology Limited Partnership Number One, (ii) Doughty Hanson & Co Technology Limited Partnership Number Two, (iii) Doughty Hanson & Co Technology Limited Partnership Number Three, (iv) Doughty Hanson & Co Technology Limited Partnership Number Four, (v) Doughty Hanson & Co Technology Limited Partnership Number Five; (vi) Doughty Hanson & Co. Managers Limited, as administrator on behalf of The Doughty Hanson & Co Technology Co-Investment Schemes; and (vii) Officers Nominee Limited as nominee on behalf of The Doughty Hanson & Co Technology Co-Investment Schemes.
     “Equity Security” means (i) any capital stock or other equity security, (ii) any security, directly or indirectly, convertible into or exchangeable for any capital stock or other equity security or security containing any profit participation features, (iii) any rights or options, directly or indirectly, to subscribe for or to purchase any capital stock, other equity security or security containing any profit participation features or, directly or indirectly, to subscribe for or to purchase any security, directly or indirectly, convertible into or exchangeable for any capital stock, other equity security or security containing profit participation features, or (iv) any stock appreciation rights, phantom stock rights or other similar rights, in each case of the Company.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.
     “Exchange and Recapitalization Agreement” means the Exchange and Recapitalization Agreement of even date among the Company and the Subscribers, as defined therein.
     “Initial Registrable Securities” means the Initial Stockholder Shares until such time when all Initial Stockholder Shares (other than all Initial Stockholder Shares held by Persons who are Affiliates of the Company) are eligible for sale pursuant to Rule 144 under the Securities Act without volume limitations under such rule at which time the Initial Stockholder Shares shall cease to be Initial Registrable Securities.
     “Initial Stockholder Shares” means (i) any Common Stock held by Initial Stockholders on the date hereof, (ii) any capital stock or other Equity Securities issued or issuable directly or indirectly with respect to the Common Stock referred to in clause (i) above by way of stock dividend, stock split, merger reorganization, reclassification, whether voluntary or involuntary, or other similar transaction. For purposes of this Agreement, any Person who holds Initial Stockholder Shares as a result of a Transfer of Initial Stockholder Shares in accordance with the provisions of this Agreement shall be deemed to be a holder of Initial Stockholder Shares. As to any particular Initial Stockholder Shares, such shares shall cease to be Initial Stockholder Shares when they have been (A) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (B) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 or (C) repurchased by the Company or any Subsidiary.
     “Initial Stockholders” means the Persons designated as Initial Stockholders on Exhibit A hereto.
     “Junior Preferred” means the Class A Preferred and the Class B Preferred.
     “Person” means any individual, corporation, association, partnership, trust or estate, government or any agency or political subdivision thereof, or any other entity.
     “Preferred Share” means any share of Preferred Stock held by any Preferred Stockholder, including any Person who holds Preferred Shares as a result of a Transfer of Preferred Shares in accordance with the terms of this Agreement.
     “Preferred Stock” means the Company’s Class A Preferred Stock, Class B Preferred Stock and Class C Preferred Stock.
     “Preferred Stockholder Registrable Securities” means (i) any Common Stock issued upon the conversion of any Preferred Share and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split, merger, reorganization, reclassification, whether voluntary or involuntary, or other similar transaction; but, excluding in any event securities which have been (A) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (B) publicly sold pursuant to Rule 144 under the Securities Act. For purposes of this Agreement, a Person shall be deemed to be a holder of Preferred Stockholder Registrable Securities, and such Preferred Stockholder Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Preferred Stockholder Registrable Securities upon conversion or exercise of Equity Securities, (regardless of any restrictions or limitations upon the exercise of such right) and such Person shall be entitled to exercise the rights of a holder of Preferred Stockholder Registrable Securities hereunder.
     “Qualifying Public Offering” means the initial sale of Common Stock at a public offering price per share of not less than $4.950 (as adjusted for stock splits and similar events affecting the Common Stock) in an underwritten public offering registered under the Securities Act (other than a registration relating solely to a transaction under Rule 145 adopted by the Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Commission or to an option or employee benefit plan of the Company, or a registration of Common Stock and debt or equity securities issued as a unit or in a similar manner), provided, that such public offering yields net proceeds to the Company of at least $25,000,000.00.
     The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement, or, as the context may require, under the Exchange Act or applicable state securities laws.
     “Registrable Securities” means Preferred Stockholder Registrable Securities and Initial Registrable Securities.
     “Sale of the Company” means either (a) a sale of all or substantially all of the issued and outstanding Equity Securities, (b) a sale of all or substantially all of the assets and business of the Company and its Subsidiaries, taken as a whole, and a liquidation of the Company and its Subsidiaries following such sale, or (c) a merger or consolidation of the Company with or into another Person, in each case for cash or securities.
     “Securities Act” means the Securities Act of 1933, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.
     “Stock” means Common Stock and Preferred Stock.
     “Subsidiary” means any corporation, partnership, limited liability company, trust or other entity of which the Company and/or any of its other Subsidiaries directly or indirectly owns at the time a majority of the outstanding shares of any class of equity security of such corporation, partnership, limited liability company, trust or other entity.
     “Supermajority Preferred Stockholders” means the holders of no less than 76% (seventy-six per centum) of the shares of Underlying Common Stock.
     “Transfer” means a sale, assignment, transfer, exchange, gift, devise, pledge, hypothecation, encumbrance or other alienation or disposition.
     “Underlying Common Stock” means (i) the Common Stock issued or issuable upon conversion of the Preferred Stock and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of stock dividend or stock split, merger, reorganization, reclassification, whether voluntary or involuntary, or other similar transaction. For purposes of this Agreement, any Preferred Stockholder who holds a Preferred Share shall be deemed to be the holder of the Underlying Common Stock obtainable upon conversion of such Preferred Share regardless of any restriction or limitation on the conversion of such Preferred Shares, such Underlying Common Stock shall be deemed to be in existence, and such Preferred Stockholder shall be entitled to exercise the rights of a holder of Underlying Common Stock hereunder. As to any particular shares of Underlying Common Stock, such shares shall cease to be Underlying Common Stock when they have been (A) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (B) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 or (C)

repurchased by the Company or any Subsidiary. Without limiting the foregoing, a Transfer of a Preferred Share will constitute a Transfer of Underlying Common Stock.
     “Voting Securities” means any capital stock of the Company entitling the holder thereof to participate in the election of directors.
     1.5. Cross References. The following terms defined elsewhere in this Agreement in the Sections set forth below shall have the respective meanings therein defined:

Term	Definition

Approved Sale	Section 3.3(a)
Aurora	Section 5.6.
Blue Sky Application	Section 4.8(a)
Board	Section 2.3
Co-sale Period	Section 3.1(d)
Exempt Issuances	Section 2.1
Investor	Preamble
Notices	Section 8.1
Offer Notice	Section 2.1
Offer Period	Section 3.1(b)(ii)
Offered Securities	Section 2.2
Offered Shares	Section 3.1(b)(i)
Offering Document	Section 4.8(a)
Other Shareholders	Section 4.3(d)
Participating Stockholder	Section 3.1(d)
Permitted Transferees	Section 3.2
Preferred Stockholder	Preamble
Prior Agreement	Recitals
Proposed Transferee	Section 3.1(b)(i)
Purchasing Stockholder’s Notice	Section 3.1(b)(ii)
Purchasing Stockholder	Section 3.1 (b)(ii)
Registration Expenses	Section 4.7(a)
Residual Shares	Section 3.1(c)
Rights Holder	Section 6.1
Selling Expenses	Section 4.7(a)
Selling Stockholder	Section 3.1(b)(i)
Selling Stockholder’s Notice	Section 3.1(b)(i)
Shares	Section 1.1
Softbank	Section 5.6
          2. PREEMPTIVE RIGHTS
     2.1. Notice of New Issuance. Except with respect to “Exempt Issuances” as defined in Section 2.3, in the event that the Company plans to issue any Equity Securities, the Company will deliver to the Investors a notice (the “Offer Notice”), stating the price and other terms and conditions thereof.

     2.2. Right to Purchase Shares, Rights or Convertible Securities. The Company. shall not issue or sell, agree or obligate itself to issue or sell, or reserve or set aside for issuance or sale any Equity Securities, other than pursuant to Exempt Issuances, unless the Company first shall offer to sell such Equity Securities (the “Offered Securities”) to the Investors as follows: the Company shall offer to sell to each Investor that portion of the Offered Securities as the number of shares of Common Stock (including Underlying Common Stock) held by such Investor immediately prior to such issuance bears to the total number of shares of Common Stock (including Underlying Common Stock) held by all Investors immediately prior to such issuance. The rights set forth in this Article 2 shall be exercised by an Investor, if at all, and any such purchase shall be in accordance with the terms and conditions stated in the Offer Notice (which shall be the terms and conditions upon which the Company shall offer to third parties the Offered Securities not purchased by Investors hereunder), by written notice to the Company delivered not later than ten (10) days after the receipt by such Investor of the Offer Notice. The right described in this Section 2.2 shall expire at the end of the tenth day after the day of the receipt by the Investors of the Offer Notice.
     2.3. Exempt Issuances. The Investors shall not have the rights described in Section 2.2 in connection with issuances and deemed issuances (“Exempt Issuances”) of (a) Equity Securities as a dividend or distribution payable pro rata to all holders of Common Stock; (b) options to purchase Common Stock to employees, consultants, officers and directors of the Company pursuant to the Company’s 2001 Stock Plan or any other equity plan or arrangement approved by the Company’s Board of Directors (the “Board”); (c) Common Stock, Class A Preferred or Class B Preferred pursuant to the terms and conditions of the Exchange and Recapitalization Agreement; (d) Equity Securities in connection with the conversion of the Preferred Stock or the conversion or exercise of any Equity Securities outstanding on the date of this Agreement or issued in accordance with Section 2.2 or the foregoing clause (b); or (e) Equity Securities issued pursuant to the acquisition by the Company, whether by merger, the purchase of assets or the purchase of stock, of another business entity or division or strategic assets thereof, provided, that (i) following such issuance, (A) a majority of the Voting Securities (or the equivalent securities of the surviving entity of any merger) are held by persons who held Voting Securities immediately prior to such issuance and (B) a majority of the Equity Securities (or the equivalent securities of the surviving entity of any merger) are held by persons who held Voting Securities immediately prior to such issuance and (ii) if such acquisition is in the form of a merger or a purchase of stock, in connection with such acquisition the Company accedes to ownership of a majority of the voting securities and a majority of the securities containing profit participation features of such entity so acquired.
     2.4. Termination. The respective rights and obligations of the parties under this Article 2 shall terminate immediately prior to the earlier of (a) the consummation of a Sale of the Company approved by the Supermajority Preferred Stockholders and (b) the consummation of a Qualifying Public Offering.
          3. RESTRICTIONS ON TRANSFER; INVESTOR PARTICIPATION IN SALES
     3.1. Restrictions on Transfer. The Investors hereby agree to the following provisions with respect to any Transfer of Common Shares or Preferred Shares:

     (a) Non-Complying Transfers Prohibited. Each Investor understands and agrees that it may not Transfer any Common Shares or Preferred Shares, whether voluntarily or involuntarily, by operation of law or otherwise, except in accordance with this Agreement. Any such purported Transfer in violation of any provision of this Agreement and all actions by the purported transferor and transferee in connection therewith shall be of no force or effect and the Company shall not be required to recognize any such purported Transfer for any purpose, including without limitation for purposes of dividend and voting rights. If any Transfer of Common Shares or Preferred Shares is made or attempted contrary to the provisions of this Agreement or if any Common Shares or Preferred Shares are not offered as required by this Agreement, the Preferred Stockholders shall have the right to purchase such Common Shares or Preferred Shares, as the case may be, from each such transferring Investor or each such transferee at any time before or after each such purported Transfer in the manner hereinafter described. In addition to any other legal or equitable remedies the Company or the Preferred Stockholders may have, such Preferred Stockholders may enforce this right by actions for specific performance, to the extent permitted by law.
     (b) Right of First Offer.
     (i) Notice. In the event that an Investor (hereafter the “Selling Stockholder”) desires to Transfer in a single transaction or a series of transactions any Common Shares or Preferred Shares (“Offered Shares”), other than pursuant to a Transfer to a Permitted Transferee (as defined in Section 3.2 below), the Selling Stockholder shall give written prior notice (the “Selling Stockholder’s Notice”) of such desire to the Company and the Preferred Stockholders. The Selling Stockholder’s Notice shall specify (A) the name and address of the party to which the Selling Stockholder desires to sell or otherwise transfer the Offered Shares (the “Proposed Transferee”), (B) the number and denomination of the shares comprising the Offered Shares and, with respect to each denomination included among the Offered Shares, the consideration per share to be delivered to the Selling Stockholder therefor and (C) all other material terms and conditions of the proposed transaction, which must be bona fide.
     (ii) Election. Not later than thirty (30) days after receipt of the Selling Stockholder’s Notice (the “Offer Period”), each Preferred Stockholder may deliver written notice (a “Purchasing Stockholder’s Notice”) to the Selling Stockholder stating that such Preferred Stockholder (a “Purchasing Stockholder”) has accepted the offer for its pro rata share (rounded to the nearest whole number, calculated on the basis of the number of shares of Underlying Common Stock held be each Preferred Stockholder other than the Selling Stockholder) of each denomination of shares included among the Offered Shares. Except as described below, each Preferred Stockholder may only accept the offer of the Selling Stockholder for its pro rata share in whole and may not accept such offer in part. Each Preferred Stockholder shall also have a right of oversubscription such that if any Preferred Stockholder fails to accept the offer of the Selling Stockholder as to its full pro rata share, the remaining Preferred Stockholders shall, among them, have the right to purchase up to the balance of such Offered Shares not so purchased. Each Preferred Stockholder may exercise such right of oversubscription by accepting the offer of the Selling Stockholder as to more than its pro rata share of any one or more of the denominations of shares included among the Offered Shares. If, as a result thereof, such oversubscriptions exceed the total number of any one or more of the denominations of shares available in respect of such oversubscription privilege, the oversubscribing Preferred Stockholders shall be cut back with respect to oversubscriptions on a pro rata basis in accordance with their respective pro rata shares (as described above) or as they may otherwise agree among themselves. If any Preferred Stockholder accepts the offer of the Selling Stockholder, such Preferred Stockholder’s Notice shall fix a time, location and date for the closing of such purchase, which date shall be not less than ten (10) nor more than thirty (30) days after delivery of the Preferred Stockholder’s Notice.
     (iii) Closing. The place for the closing of any purchase and sale described in Section 3.1(b)(ii) shall be the principal office of the Company or such other place as the parties shall agree. At the closing, the Selling Stockholder shall accept payment on the monetary terms contained in the Selling Stockholder’s Notice. At the closing, the Selling Stockholder shall deliver to the Preferred Stockholder(s) certificates for the portion of the Offered Shares being purchased by such Preferred Stockholder(s), accompanied by duly executed instruments of transfer.
     (c) Transfer to Proposed Transferee.
     If the Preferred Stockholders fail to elect to purchase all of the Offered Shares, or if such offer is accepted but the Preferred Stockholders fail to consummate the purchase at a closing as hereinabove provided, then the Selling Stockholder shall be free, subject to the provisions of Sections 3.1(d) and 4.2, to sell all, but not less than all, of the remaining Offered Shares (the “Residual Shares”) to the Proposed Transferee on the terms described in the Selling Stockholder’s Notice, provided, however, that such sale is consummated within ninety (90) days after the giving of the Selling Stockholder’s Notice to the Company and the Preferred Stockholders. As a condition precedent to the effectiveness of a Transfer pursuant to this Section 3.1(c), the Proposed Transferee, if the Proposed Transferee should purchase Common Shares not issued upon conversion of Preferred Shares, shall agree in writing prior to such Transfer to become a party to this Agreement as an Initial Stockholder, and, if the Proposed Transferee should purchase Preferred Shares or Common Shares issued on account or upon conversion of Preferred Shares, shall agree in writing prior to such Transfer to become a party to this Agreement as a Preferred Stockholder, and be bound by the terms of this Agreement as an Initial Stockholder or a Preferred Stockholder, as the case may be, and shall thereafter be permitted to Transfer Common Shares and Preferred Shares only in accordance with this Agreement. Notwithstanding anything to the contrary contained in this Section 3.1(c), in the event Ashton is the Selling Stockholder and the Preferred Stockholders do not elect to purchase all of the Common Offered Shares desired to be sold by Ashton, then Ashton shall be free, subject to the provisions of Section 4.2 hereof, to sell all, but not less than all, of its Offered Shares to a third party only if such third party is a reputable institutional investor approved by the Supermajority Preferred Stockholders, which approval shall not be unreasonably withheld at, a price and on terms no less favorable to Ashton than described in Ashton’s Selling Stockholder’s Notice; provided, however, that such sale is consummated within ninety (90) days after the giving of the Selling Stockholder’s Notice by Ashton to the Company and the Preferred Stockholders.

     (d) Right of Co-Sale.
     Should the Offered Shares constitute at least one percent (1%) of the Stock, each Preferred Stockholder that is not a Purchasing Stockholder shall have an option, exercisable for a period of fifteen days from the date of expiration of the Offer Period (the “Co-sale Period”), to elect to participate in the sale of Residual Shares and to sell, on the terms as set forth in the Selling Stockholder’s Notice, including at the same price per share on a common-equivalent basis, up to an equivalent proportion of the shares of Stock owned by such Preferred Stockholder as the proposed sale of Offered Shares represents with respect to the shares of Stock owned by the Selling Stockholder on the date of the Notice. Such option shall be exercised by delivery of written notice to the Selling Stockholder. Any Preferred Stockholder submitting such a notice is hereinafter referred to as a “Participating Stockholder.” The Selling Stockholder shall use its best efforts to interest the Proposed Transferee in purchasing, in addition to the Residual Shares, the shares of stock the Participating Stockholders wish to sell. If the Proposed Transferee does not wish to purchase all of the shares of stock made available by the Selling Stockholder and the Participating Stockholders, then each Participating Stockholder and the Selling Stockholder shall be entitled to sell, on the terms and conditions set forth in the Notice, at the same price per share on a common-equivalent basis, and at the same time as the sale of the Residual Shares by the Selling Stockholder, a portion of the Shares being sold to the Proposed Transferee, in the same proportion as, (i) in a case where the Offered Shares are Common Shares, such Selling Stockholder’s ownership of Common Shares or such Participating Stockholder’s ownership of shares of Underlying Common Stock bears to the sum of (a) the Common Shares held by the Selling Stockholder and (b) the shares of Underlying Common Stock held by the Participating Stockholders, and (i) in a case where the Offered Shares are Preferred Shares, such Selling Stockholder’s or such Participating Stockholder’s ownership of shares of Underlying Common Stock bears to the shares of Underlying Common Stock held by the Selling Stockholder and the Participating Stockholders.
     (e) Transfers of Common Shares and Preferred Shares. In the event that Offered Shares include both Common Shares and Preferred Shares, the proposed sale of Common Shares, on one hand, and Preferred Shares, on the other, shall be treated as separate transactions for the purposes of this Section 3.1.
     (f) No Transfers of Rights or Interests. Each Investor understands and agrees that he may not Transfer any interest in or rights to any share of stock, whether voluntarily or involuntarily, by operation of law or otherwise, except pursuant to a Transfer of all rights and interests in such shares of stock made in accordance with this Agreement.
     3.2. Transfers to Permitted Transferees. The restrictions on Transfer contained in Section 3.1 shall not apply to (a) Transfers by an Investor to an Affiliate of such Investor, (b) if the Transferring Investor is a partnership, Transfers to a partner or retired partner of such partnership, (c) if the Transferring Investor is a corporation or limited liability company or any equivalent thereof, Transfers to up to an aggregate of twenty-five of the stockholders or members (or their equivalents) of such corporation or limited liability company, (d) Transfers to any nominee of the Transferring Investor made solely for internal administrative purposes, (e) Transfers by an individual to such person’s spouse, children or other member of such person’s immediate family, or to a trust for the benefit of such persons, (f) Transfers by an individual to the trustee or trustees of a trust revocable solely by such person, (g) Transfers by an individual to. such person’s guardian or conservator, or (h) Transfers by an individual in the event of such person’s death to such person’s executor(s) or administrator(s) or to trustee(s) under such person’s will (collectively, “Permitted Transferees”); provided, however, that in any such event Shares so Transferred in the hands of each such Permitted Transferee shall remain subject to the provisions of this Agreement, and each such Permitted Transferee shall so acknowledge in writing as a. condition precedent to the effectiveness of such Transfer.
     3.3. Sale of the Company.
     (a) If the Board and the Supermajority Preferred Stockholders approve a Sale of the Company (an “Approved Sale”), each holder of Equity Securities shall vote for, consent to and raise no objections against such Approved Sale. If an Approved Sale is structured as a (i) merger or consolidation, each holder of Equity Securities shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of stock, each holder of Equity Securities shall agree to sell all of his Equity Securities on the terms and conditions approved by the Board and the Supermajority Preferred Stockholders. Each holder of Equity Securities shall take all necessary or desirable actions in connection with the consummation of an Approved Sale as requested by the Board or the Supermajority Preferred Stockholders.
     (b) The obligations of the holders of Equity Securities with respect to an Approved Sale of the Company are subject to the satisfaction of the following conditions: (i) upon the consummation of such Approved Sale, each holder of Common Stock shall receive the consideration specified in Section 3.3(c); (ii) if any holders of a class of Common Stock are given an option as to the form and amount of consideration to be received, each holder of such class of Common Stock shall be given the same option; and (iii) each holder of then currently. exercisable options or warrants for the purchase of shares of stock or securities then convertible into Common Shares shall be to (A) exercise such options or warrants or convert such securities, as the case may be, prior to or in connection with the consummation of such Approved Sale and participate in such sale as a holder of Common Stock of the class for which such options or warrants are exercisable or into which such convertible securities are convertible or (B) upon the consummation of such Approved Sale, receive in exchange for such options, warrants or convertible securities consideration equal to the amount determined by multiplying (1) the consideration per share of the class of Common Stock for which such options or warrants are exercisable or into which such convertible securities are convertible to be received by holders of such class of Common Stock in connection with such Approved Sale, less the mean exercise or conversion price per share, as the case may be, of such options, warrants or convertible securities, by (2) the number of shares of such class of Common Stock issuable upon exercise or conversion of such warrants, options or convertible securities.
     (c) Upon the consummation of an Approved Sale, all of the Investors shall receive the same proportion (which need not be in the same form) of the aggregate consideration from such Approved Sale that such Investors would have received had such aggregate consideration been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Company’s Certificate of Incorporation as in effect immediately prior to such Approved Sale.

     (d) All Investors will bear their pro rata share of the reasonable costs of any sale of Equity Securities pursuant to an Approved Sale (according to the proportion of aggregate consideration received by such Investor as a result of such Approved Sale) to the extent such costs are incurred for the benefit of all selling Investors and are not otherwise paid by the Company or the acquiring party. Costs incurred by any Investor on its own behalf will not be considered costs of the transaction hereunder.
     (e) No Investor shall be obligated to make any out-of-pocket expenditure prior to the consummation of an Approved Sale (excluding modest expenditures for postage, copies, etc.) and no Investor shall be obligated to pay more than such Investor’s pro rata share of reasonable expenses incurred in connection with a consummated Approved Sale (according to the proportion of aggregate consideration received by such Investor as a result of such Approved Sale) to the extent such expenses are incurred for the benefit of all Investors involved and are not otherwise paid by the Company or the acquiring party. Costs incurred by or on behalf of a Investors for its sole benefit will not be considered costs of the transaction hereunder.
     (f) If the Company or the Supermajority Preferred Stockholders enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) under the Securities Act may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the other Investors shall, at the request of the Company or the Supermajority Preferred Stockholders, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Company or the Supermajority Preferred Stockholders, as the case may be, and the fees of such purchaser representative shall be paid by the Company. The fees of any other purchaser representative shall be paid by the Investors appointing such purchaser representative.
     3.4. Termination. The respective rights and obligations of the parties under this Article 3 shall terminate upon the consummation of a Qualifying Public Offering.
          4. TRANSFER OF SECURITIES; REGISTRATION
     4.1. Restrictive Legend. Each certificate representing Shares shall, except as otherwise provided in this Section 4.1 or in Section 4.2, be stamped or otherwise imprinted with legends substantially in the following forms (in addition to any legend required under applicable state securities laws):
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY OTHER SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY OTHER APPLICABLE SECURITIES LAWS, UNLESS THE HOLDER SHALL HAVE OBTAINED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER HEREOF

THAT SUCH REGISTRATION IS NOT REQUIRED OR THE TRANSFEREE IS AN AFFILIATE OF THE HOLDER”
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A CERTAIN FOURTH AMENDED AND RESTATED INVESTOR RIGHTS . AGREEMENT, DATED AS OF SEPTEMBER _, 2003, AMONG THE ISSUER OF SUCH SECURITIES AND CERTAIN OF SAID ISSUER’S STOCKHOLDERS, AS AMENDED, RESTATED AND MODIFIED FROM TIME TO TIME. A COPY SUCH AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SPECIFIED IN THE CERTIFICATE OF INCORPORATION. OF THE ISSUER OF SUCH SECURITIES, AS AMENDED, RESTATED AND MODIFIED FROM TIME TO TIME. A COPY OF SUCH CERTIFICATE OF INCORPORATION SHALL BE FURNISHED WITHOUT CHARGE BY SAID ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”
     Upon request of a holder of such a certificate, the Company shall remove the first legend above from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if there is an effective registration statement covering the securities represented by such certificate or, with such request, the Company shall have received either an opinion in the form prescribed in Section 4.2(a) or a “no-action” letter of the type described to in Section 4.2(b).
     4.2. Notice of Proposed Transfer.
     Prior to any Transfer of Shares, the holder thereof shall give written notice to the Company of its intention to effect such Transfer. Each such notice shall be in the form prescribed in Section 3.1(b)(i) and, if requested by the Company, shall be accompanied by either. (a) an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed Transfer may be effected without registration under the Securities Act or (b) a “no action” letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice, but subject to Article 3; provided, however, that no such opinion of counsel shall be required for (i) a transfer by an Investor pursuant to Section 3.2 herein or (ii) a distribution to one or more partners of the transferor (in the case of a transferor that is a partnership) or to a stockholder or member (or equivalents) of the transferor (in the case of a transferor that is a corporation, a limited liability company or an equivalent) in each case in respect of the beneficial interest of such partner, member, stockholder (or equivalent stakeholder). Each certificate for Shares transferred as above provided shall bear the appropriate restrictive legend set forth in Section 4.1, except that such certificate shall not bear such legend if (y) such Transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (z) the opinion-of counsel or “no-action” letter referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. Notwithstanding any other provision hereof, the restrictions provided for in this Section 4.2 shall not apply to securities which are not required to bear the legend prescribed by Section 4.1 in accordance with the provisions of that Section. Notwithstanding any other provision hereof, no Transfer to any person who is engaged in a business activity competitive with the Company (as reasonably determined by the Board) shall be permitted without the written authorization of the Board.
     4.3. Required Registration.
     (a) At any time and from time to time after the date hereof, the Supermajority Preferred Stockholders may request the Company to register for sale under the Securities Act all or any portion of the shares of the Preferred Stockholder Registrable Securities held by such requesting holder or holders for sale in the manner specified in such notice on Form S-1 or any similar long-form registration form.
     (b) Following receipt of any notice under Section 4.3(a), the Company shall immediately notify all holders of Registrable Securities from whom notice has not been received and such holders shall then be entitled within thirty (30) days after receipt of such notice from the Company to request the Company to include in the requested registration all or any portion of their shares of Registrable Securities. The Company shall use reasonable best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in the notice from requesting holders described in Section 4.3(a), the number of shares of Registrable Securities specified in such notice (and in all notices received by the Company from other holders within thirty (30) days after the receipt of such notice by such holders). The Company shall be obligated to register the Registrable Securities pursuant to this Section 4.3 on three (3) occasions only, provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Registrable Securities specified in notices received as aforesaid (except to the extent reduced (but not by more than 25%) by the managing underwriter, if any, pursuant to Section 4.3(d)), for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto. Notwithstanding anything to the contrary contained herein, during the period between the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering and prior to the later to occur of the completion of the period of distribution for such offering or 180 days after the effective date of such registration statement, no request maybe made under this Section 4.3.
     (c) If the holders requesting such registration intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 4.3(a) and the Company shall include such information in the written notice referred to in Section 43(b). If such method of disposition is an underwritten public offering, the right of any holder to registration pursuant to this Section 4.3 shall be conditioned upon such holder’s agreeing to participate in such underwriting and to permit inclusion of such holder’s Registrable Securities in such underwriting. If such method of disposition is an underwritten public offering, the Supermajority Preferred Stockholders shall designate the managing underwriter of such offering, which managing underwriter shall be reasonably acceptable to the Company. A holder may elect to include in such underwriting all or a part of the Registrable Securities it holds, provided, that the portion of such securities that shall be included in such underwriting shall be subject to reduction as set forth in Section 4.3(d).
     (d) A registration statement filed pursuant to this Section 4.3 may, subject to the following provisions, include (i) shares of Common Stock for sale by the Company for its own account, (ii) shares of Common Stock held by officers or directors of the Company and (iii) shares of Common Stock held by other Persons who are entitled to include such shares in such registration (the “Other Shareholders”), in each case for sale in accordance with the method of disposition specified by the requesting holders. If such registration shall be underwritten, the Company, such officers and directors and the Other Shareholders proposing to distribute their shares through such underwriting shall join with the holders of Registrable Securities proposing to distribute their shares through such underwriting in entering into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting. The terms of such underwriting agreement shall be no less favorable to such officers, directors or Other Shareholders than the terms afforded the holders of Registrable Securities. If and to the extent that the managing underwriter determines that marketing factors require a limitation on the number of shares to be included in such registration, then, unless the Company, holders of a majority of the Class C Preferred and holders of a majority of the Junior Preferred shall have otherwise agreed in writing, shares shall be excluded from such registration to the extent so required by such managing underwriter and such exclusion shall be applied (A) first, to the shares held by the Other Shareholders, (B) second, to the shares held by the directors and officers of the Company, (C) third, to the shares to be included in the registration by the Company for its own account (D) fourth, to the Initial Registrable Securities, (E) fifth, to the Preferred Stockholder Registrable Securities relating to the Junior Preferred and (F) sixth, to the Preferred Stockholder Registrable Securities relating to the Class C Preferred. If the managing underwriter determines that marketing factors require a limitation of the number of shares of any of the categories described in clauses (A) — (D) above to be registered under this Section 4.3, then shares of such category shall be excluded in such manner that the shares of such category to be sold shall be allocated pro rata among the selling holders of such category of shares pro rata based on their ownership of such category of shares. No Registrable Securities or any other security excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. If any holder of Registrable Securities, officer, director or Other Shareholder who has requested inclusion in such registration as provided above, disapproves of the terms of the underwriting, such holder of securities may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The securities so withdrawn shall also be withdrawn from registration. Except for registration statements on Form S-4, S-8 or any comparable form or successor thereto, the Company will not file with the Commission any other registration statement, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 4.3 until the completion of the period of distribution of the registration contemplated thereby or 180 days after the effective date of such registration, whichever is later.
     (e) If at the time of any request to register Registrable Shares by holders pursuant to this Section 4.3, the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Board, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of 90 days from the date of such request, such right to delay a request to be exercised by the Company not more than twice in any 12-month period and in no event before the 90th day following the last day of any previous period during which registration has been delayed.
     4.4. Incidental Registration. If the Company at any time (other than pursuant to Section 4.3 or 4.5) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or any successor to such forms or another form not available for registering the Registrable Securities for sale to the public), each such time it will promptly give written notice to all holders of the Registrable Securities of its intention so to do. Upon the written request of any such holder, received by the Company within thirty (30) days after the giving of any such notice by the Company, to register any or all of its Registrable Securities, the Company will use reasonable best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Registrable Securities so registered. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the holders of Registrable Securities as a part of the written notice given pursuant to this Section 4.4. In such event the right of any holder of Registrable Securities to registration pursuant to this Section 4.4 shall be conditioned upon such holder’s participation in such underwriting to the extent provided herein. All holders of Registrable Securities proposing to distribute their securities through such underwriting shall (together with the Company and the Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 4.4, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise all holders of securities requesting registration of any limitations on the number of shares to be underwritten, and the shares that are included in the registration and underwriting shall be (a) in a primary registration on behalf of the Company (i) first, the shares of Common Stock being sold by the Company for its own account (ii) second, . the Preferred Stockholder Registrable Securities relating to the Class C Preferred, (iii) third, the Preferred Stockholder Registrable Securities relating to the Junior Preferred, and (iv) fourth, the Initial Registrable Securities and all other securities held by Persons to which the Company has granted the right to participate in such primary registration, and (b) in a secondary registration on behalf of holders of the Company’s securities (i) first, the securities requested to be included therein by the holders requesting such registration; provided, that the agreement granting such holders registration rights expressly grants such holders the right to participate prior to the holders of Registrable Securities and other securities of the Company, (ii) second, the Preferred Stockholder Registrable Securities relating to the Class C Preferred, (iii) third, the Preferred Stockholder Registrable Securities relating to the Junior Preferred, and (iv) fourth, the initial Registrable Securities and all other securities requested to be included in such registration. If the managing underwriter determines that marketing factors require a limitation of the number of shares of any of the categories described in clauses (i) — (iv) of either part (a) or (b) above to be registered under this Section 4.4, then shares of such category shall be excluded in such manner that the shares of such category to be sold shall be allocated among the selling holders of such category of shares pro rata based on their ownership of such category of shares. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 4.4 without thereby incurring any liability to the holders of Registrable Securities. If any holder of Registrable Securities disapproves of the terms-of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.
     4.5. Registration on Form S-2 or S-3.
     (a) In addition to the rights provided in Sections 43 and 4.4, subject to a limit of one (1) registration hereunder in any twelve (12) month period, if at any time and from time to time after the date on which the Company is a registrant entitled to use Form S-2 or S-3 or any comparable or successor form thereto to register such shares, any holder or group of holders of Registrable Securities may request that the Company file a registration statement on Form S-2 or S-3 or any comparable or successor form thereto for a public offering of all or any portion of the shares of Registrable Securities held by such requesting holder or holders, then the Company shall use reasonable best efforts to register under the Securities Act on Form S-2 or S-3 or any comparable or successor form thereto, for public sale in accordance with the method of disposition specified in such request; provided, that the Company shall be obligated to so register Registrable Securities only in circumstances where the reasonably anticipated aggregate price to the public for the Registrable Securities to be registered equals or exceeds $1,000,000.00. Whenever the Company is required by this Section 4.5 to effect the registration of Registrable Securities, each of the procedures and requirements of Section 4.3, including but not limited to the requirement that the Company notify all holders of Registrable Securities from whom notice has not been received and provide them with the opportunity to participate in the offering as well as the procedures set forth therein regarding the exclusion of shares from an offering, shall apply to such registration, provided, however, that there shall be no limitation on the number of registrations on Form S-2 or S-3 which may be requested and obtained under this Section 4.5.
     (b) The Company shall use reasonable best efforts to qualify for registration on Form S-2, S-3 and any comparable or successor form or forms; and to that end the Company shall register (whether or not required by law to do so) the Common Stock under the Exchange Act in accordance with the provisions of that Act following the effective date of the first registration of any securities of the Company on Form S-1 or any comparable or successor form.
     4.6. Registration Procedures. If and whenever the Company is required by the provisions of Section 4.3, 4.4 or 4.5 to use reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:
     (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4.3, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities including executing an undertaking to file post-effective amendments and use reasonable best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified herein and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the sellers’ intended method of disposition set forth in such registration statement for such period;
     (c) furnish to each seller of Registrable Securities and to each underwriter such number of copies of the registration statement and each such amendment and supplement thereto (in each case including all exhibits) and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;
     (d) use reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, unless the Company is already subject to service in such jurisdiction;
     (e) use reasonable best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;
     (f) comply with all applicable rules and regulations under the Securities Act and Exchange Act;
     (g) immediately notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;
     (h) if the offering is underwritten, at the request of any seller of Registrable Securities, use reasonable best efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters to such effects as reasonably may be requested by counsel for the underwriters, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;
     (i) make available for inspection by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, reasonable access to all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;
     (j) cooperate with the selling holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, such certificates to be in such denominations and registered in such names as such holders or the managing underwriter may request at least two business days prior to any sale of Registrable Securities; and
     (k) permit any holder of Registrable Securities which holder, in the sole and exclusive judgment, exercised in good faith, of such holder, might be deemed to be a controlling person of the Company, to participate in good faith in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included.
     For purposes of this Agreement, the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby or 180 days after the effective date thereof, provided, however, in the case of any registration of Registrable Securities on Form S-3 or a comparable or successor form which are intended to be offered on a continuous or delayed basis, such 180 day-period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided, that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided, further, that applicable rules under the Securities Act governing the obligation to file a post-effective amendment, permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a)(3) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.

     In connection with each registration hereunder, the sellers of Registrable Securities will furnish to the Company in writing such information requested by the Company with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with Federal and applicable state securities laws.
     4.7. Expenses.
     (a) All expenses incurred by the Company in complying with Sections 4.3, 4.4 and 4.5, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of any insurance which might be obtained by the Company with respect to the offering by the Company, and fees and disbursements of one counsel selected by the Supermajority Preferred Stockholders, but excluding any Selling Expenses (defined below), are called “Registration Expenses”. All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called “Selling Expenses.”
     (b) The Company will pay all Registration Expenses in connection with each registration statement under Sections 4.3, 4.4 or 4.5; provided, that, in the event of a registration pursuant to Section 4.3 hereof which is withdrawn at the request of the Investors other than as a result of (i) the Company’s failure to perform its obligations hereunder, (ii) a cutback by the underwriter of such registration in the amount of Registrable Securities which may be included in such registration by more than 25%, (iii) a request by the Company, (iv) a delay by the Company of a registration request, or (v) material adverse developments or material adverse information relating to the business of the Company or any of its Subsidiaries (which may be adverse developments or material adverse information relating to the industry or industries in which the Company or any of its Subsidiaries operate), the Investors shall pay the Registration Expenses with respect to such registration. All Selling Expenses in connection with each registration statement under 4.3, 4.4 or 4.5 shall be borne by the participating sellers in proportion to the number of shares registered by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.
     4.8. Indemnification and Contribution.
     (a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 4.3, 4.4 or 4.5, the Company will indemnify and hold harmless each seller of Registrable Securities, each of their respective officers, directors and partners, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls any such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, officer, director, partner, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any prospectus, offering circular or other document incident to such registration (including any related notification, registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Section 4.3, 4.4 or 4.5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof) (any of the foregoing herein called an “Offering Document”), (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”), (iii) any omission or alleged omission to state in any Offering Document or in any Blue Sky Applications executed or filed by the Company, a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) any violation by the Company or its agents of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration, or (v) any failure to register or qualify the Registrable Securities in any state where the Company or any of its agents has affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter chosen by the Company being attributed to the Company) will undertake such registration or qualification (provided, that in such instance the Company shall not be so liable if it has used its reasonable best efforts to so register or qualify the Registrable Securities) and will reimburse each such seller, and each such officer, director and partner, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, promptly after being so incurred, provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.
     (b) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 4.3, 4.4 or 4.5, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each officer of the Company who signs the registration statement, each director of the Company, each other seller of Registrable Securities and each such officer, director and partner thereof, each underwriter and each controlling person of any of the foregoing Persons, against all losses, claims, damages or liabilities, joint or several, to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Offering Document or any Blue Sky Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each other seller, underwriter, officer, director, partner and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, promptly after being so incurred, provided, however, that such seller will be liable hereunder in any such case only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and, provided, further, however, that the liability of each seller hereunder shall be limited to the net proceeds received by such seller from the sale of Registrable Securities covered by such registration statement. Not in limitation of the foregoing, it is understood and agreed that the indemnification obligations of any seller hereunder pursuant to any underwriting agreement entered into in connection herewith shall be limited to the obligations contained in this Section 4.8(b).
     (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so. to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 4.8 and shall only relieve it from any liability which it may have to such indemnified party under this Section 4.8 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and the indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, assume and undertake the defense thereof with counsel satisfactory to such indemnified party (provided, that the indemnifying party shall acknowledge in writing its undertaking of such defense), and, after notice from the indemnifying party to such indemnified party of its election to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 4.8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or that the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party, in the defense of any such claim or action, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or action. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.
     (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Person makes a claim for indemnification pursuant to this Section 4.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 4.8 provides for indemnification in such case, or (ii) contribution under the Securities Act maybe required on the part of any Person in circumstances for which indemnification is provided under this Section 4.8, then, and in each such case, the Company and such Person shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject in such proportion so that such Person shall be responsible for the portion represented by the percentage that the public offering price of such Person’s Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company shall be responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder of Registrable Securities will be required to contribute any amount in excess of the proceeds received from the sale of all such Registrable Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
     (e) The indemnities and obligations provided in this Section 4.8 shall survive the transfer of any Registrable Securities.
     4.9. Changes in Common Stock. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.
     4.10. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, at all times after ninety (90) days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company shall:
     (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act (or any successor rule);
     (b) use reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and
     (c) furnish to each holder of Registrable Securities forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 (or any successor rule) and, at any time after it has become subject to such reporting requirements, of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration.
     4.11. “Market Stand-Off” Agreement. Each of the Investors agrees, severally and not jointly, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Investor during a period not to exceed one hundred and eighty (180) days following the effective date of the first registration statement of the Company filed under the Securities Act, and to enter into an agreement to such effect;

provided, that (i) all officers and directors of the Company, and all Persons known by the Company to own 1% or more of the Company’s outstanding capital stock, shall enter into similar agreements and (ii) this restriction shall not apply to shares of Common Stock being sold by any Investor under any such registration statement. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said period.
     4.12. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Article 4 may be assigned (but only with all related obligations under this Agreement) by a holder of Registrable Securities to a transferee or assignee of such securities (a) who is not engaged in a business activity competitive with the Company (as reasonably determined by the Board) and who after such assignment or transfer, holds at least 50,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and similar recapitalization events) or (b) who is an Affiliate, constituent partner or member (or its equivalent) of such holder; provided, the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if (i) immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act and (ii) the transferee or assignee shall acknowledge in writing that the transferred or assigned Registrable Securities shall remain subject to this Agreement. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership or members (or their equivalents) or limited liability companies (or their equivalents) (including spouses and ancestors, lineal descendants and siblings of such partners or members (or their equivalents) or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership or limited liability company (or its equivalent); provided, that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Article 4.
          5. BOARD
     5.1. Election of Directors; Supermajority Requirement for Expansion of Board. Each Investor shall take or cause to be taken such actions as may be required from time to time to establish and maintain the number of persons comprising the Board at seven (7) or at such other number (subject to Section 5.2 and the last sentence of this Section 5.1) as the Board may determine from time to time in accordance with this Section, and to elect as directors: (a) the chief executive officer of the Company; (b) two individuals designated by Dolphin Communications Fund L.P., who initially shall be Todd Marcy and Salvatore Tirabassi; (c) one individual designated by Doughty Hanson, who initially shall be Ivan Farneti; (d) one individual designated by Deutsche Bank, who initially shall be Pierre Suhrcke; (e) one individual designated by AdAstra, who initially shall be Dr. Marc Breitfeld; and (f) one individual who is not an employee of the Company or an Affiliate of any Investor, who has expertise in the Company’s industry and who is acceptable to a majority of the other directors. Without limiting. the generality of the foregoing, at each annual meeting of the stockholders and at each special meeting of the stockholders called for the purpose of electing directors of the Company, and at any time at which the stockholders have the right to, or shall, elect directors of the Company, then, and in each event, the Investors shall vote all Shares owned by them (or shall consent in writing in lieu of a meeting of stockholders, as the case may be) to set the number of, and to elect persons as, directors of the Company in accordance with the preceding sentence. Each Investor also hereby agrees to take or cause to be taken such actions as may be required to ensure that if there are six directors in office the affirmative vote or resolution of four directors shall be required to increase the number of directors and if there are seven or more directors in office the affirmative vote or resolution of no less than five-sevenths of the number of directors shall be required to increase the number of directors.
     5.2. Continued Representation. If the number of directors is increased, then, to the greatest degree possible (as determined by the Board in good faith), each Investor or group of Investors that is entitled to designate one or more directors shall be afforded the opportunity to designate a larger number of directors, such that the proportion of directors that such Investor or group of Investors is entitled to designate shall remain the same. Notwithstanding the foregoing, should any Investor or group of Investors having the right to designate one or more directors pursuant to this Article 5 cease to own (together with its Affiliates) a number of Shares equal to or greater than five percent (5%) of the capital stock of the Company on a fully diluted basis, such Investor or group of Investors shall cease to be entitled to designate directors pursuant to this Article 5.
     5.3. Removal of Directors. Each Investor shall take all action necessary to remove forthwith any director when (a) such director ceases to be the chief executive officer of the Company in the case of a director designated pursuant to Section 5.1(a) and (b) such removal is requested in writing for any reason, with or without cause, by and the holder(s) entitled to designate such director pursuant to Sections 5.1(b) — (e), as applicable:
     5.4. Filling of Vacancies. In the case of the death or resignation of a director, each Investor shall vote all Shares owned by such Investor, to elect (a) the new chief executive officer of the Company and its Subsidiaries in the case of a director designated pursuant to Section 5.1(a) above and (b) the individual(s) designated by the holder(s) entitled to designate such director pursuant to Sections 5.1(b) — (e) above, as applicable. Notwithstanding the provisions of this Section 5.4, if any holder(s) fails to designate an individual to fill a directorship pursuant to the terms of this Section 5.4, the individual previously holding such directorship shall be elected to such position, or if such individual fails or declines to serve, the election of an individual to such directorship shall be accomplished in accordance with the Company’s By-laws and applicable law; provided that the Investors shall vote to remove such individual if the holder(s) which failed to designate such directorship so direct(s) (and, if such holder(s) so direct(s), will elect in the removed individual’s place any other individual designated by such holder(s)).
     5.5. Compensation. The Company shall promptly reimburse in full each director of the Company (other than the Company’s chief executive officer) for all of his reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors or any Committee thereof.

     5.6. Board Observer Rights. The Company shall permit one (1) authorized representative of SOFTBANK Corp. and its affiliates (“Softbank”) for so long as Softbank owns at least 25% of the capital stock of the Company on an as converted basis as it owns on the date hereof, and one (1) authorized representative of Harbinger/Aurora Ventures LLC and its affiliates (“Aurora”) for so long as Aurora owns at least 2.5% of the capital stock of the Company on an as converted basis, to attend all, but not vote at any, meetings of the Board, and shall provide such notice of and other information to Softbank and Aurora with respect to such meetings as are delivered to the Directors of the Company; provided, that such representative may be excluded from any “executive session” of the Board at which, in the opinion of the Chairman, such exclusion is necessary to preserve or protect the proper functioning of the Board, the exercise of its fiduciary duties or its attorney-client privilege. The provisions of this Section 5.6 shall terminate at such time as the Company shall become subject to Section 13(a) of the Exchange Act.
     5.7. Termination of Article. The provisions of this Article 5 shall be of no further force or effect upon the earlier of the (i) consummation of a Sale of the Company and (ii) the consummation of a Qualifying Public Offering.
          6. AFFIRMATIVE COVENANTS OF THE COMPANY
     The Company covenants and agrees that, from the date of this Agreement and thereafter so long as any Investor owns Registrable Securities, it will perform and observe the following covenants and provisions, and will cause each Subsidiary, if and when such Subsidiary exists, to perform and observe the following covenants and provisions as applicable to such Subsidiary.
     6.1. Financial Statements; Other Reports. The Company and each Subsidiary will maintain proper books of account and records in accordance with generally accepted accounting principles applied on a consistent basis, and will deliver to each Investor and its Affiliates jointly owning at least 4% of the Common Stock, treating all Preferred Stock on an as-converted basis but excluding any unexercised options, warrants or purchase rights (each, a “Rights Holder”):
     (a) as soon as available and in any event within thirty (30) days after the end of each of the first three quarters of each fiscal year of the Company, a consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter and the related statements of income and stockholders’ equity and of cash flows of the Company for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year and the budget for such current year, all in reasonable detail and prepared in accordance with generally accepted accounting principles consistently applied, and duly certified (subject to year-end audit adjustments) by the chief financial officer of the Company;
     (b) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Company, a copy of the annual audit report for such year for the Company, including therein a consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and statements of income and stockholders’ equity and of cash flows of the Company for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all duly certified by independent public accountants of recognized standing acceptable to the Rights Holders;
     (c) as soon as available and, in any event, within fifteen (15) days after the last day of each month, financial statements, including a balance sheet as of the last date of such month, a statement of income (or monthly operating expenses) for such month, together with a cumulative statement of income from the first day of the current year to the last day of such month, and a cash flow analysis, together with cumulative cash flow analyses from the first day of the current year to the last day of such month;
     (d) as soon as available and, in any event at least prior to the start of each fiscal year, a copy of the business plan for such year, including operating budgets, operating expenses and profit and loss projections, cash flow projections and capital expenditure budgets, as prepared for the Board and as approved by the Board; and
     (e) promptly after sending, making available, or filing the same, such reports and financial statements as the Company shall send or make available to the stockholders of the Company.
     Neither the foregoing provisions of this Section 6.1 nor any other provision of this Agreement shall be in limitation of any rights which an Investor may have with respect to the books and records of the Company and its Subsidiaries, or to inspect their properties or discuss their affairs, finances and accounts, under the laws of the jurisdictions in which they are incorporated.
     6.2. Inspection and Other Information. Each Rights Holder and such agents, advisors and counsel as such Rights Holder may designate, may, at its expense, visit and inspect any of the properties of the Company and each Subsidiary, examine the books of account of the Company and each Subsidiary, take extracts therefrom and discuss the affairs, finances and accounts of the Company and each Subsidiary with its officers and employees and public accountants (and by this provision the Company and each Subsidiary hereby authorizes said accountants to discuss with such Rights Holder and such Persons its finances and accounts), at reasonable times and with reasonable prior notice during normal business hours. All such visits and inspections shall be conducted in a manner which will not unreasonably interfere with the normal business operations of the Company and each Subsidiary. The Company and each Subsidiary will furnish to each such Rights Holder such other information as it from time to time may reasonably request.
     6.3. Independent Accountants. The Company will retain independent public accountants approved by the Company’s Board who shall certify the Company’s consolidated financial statements at the end of each fiscal year.
     6.4. Preservation of Corporate Existence. The Company and each Subsidiary will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its organization and qualify and remain qualified as a foreign entities in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties.

     6.5. Availability of Common Stock. The Company will, from time to time, in accordance with the laws of the State of Delaware, increase the authorized amount of Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall be insufficient to permit conversion of all then outstanding convertible or exercisable Equity Securities.
     6.6. Termination of Affirmative Covenants. The covenants set forth in this Article 6 shall be of no further force or effect upon the earlier of the (i) consummation of a sale of the Company or (ii) such time that the Company becomes subject to Section 13(a) of the Exchange Act.
          7. SMALL BUSINESS INVESTMENT COMPANY COVENANTS.
     7.1. SBIC Covenants.
     (a) Without the consent of each Investor that is a Small Business Investment Company (“SBIC”) licensed by the United States Small Business Administration (each an “SBIC Investor”), the Company will not issue securities to any SBIC in the future if such issuance would cause such SBIC Investor to be deemed to be a member of an “Investor Group” in “Control” of the Company (as such terms are defined in 13 CFR § 107.865).
     (b) The Company shall permit representatives of the Small Business Administration and each SBIC Investor access to the Company’s records. Upon the request of an SBIC Investor or any of its affiliates, the Company will furnish to such person all information reasonably requested by it in order for it to comply with its recordkeeping, reporting and other obligations under the SBIA or any SBIC Regulation.
     (c) The Company will at all times comply with the non-discrimination requirements of 13 C.F.R., Parts 112, 113 and 117.
     7.2. Regulatory Compliance Cooperation.
     (a) In the event that an SBIC Investor determines that it has a Regulatory Problem (as defined below), such SBIC Investor shall have the right to transfer its Preferred Stock and/or shares of Common Stock without regard to any restriction on transfer hereunder, and the Company shall (i) take all such actions as are reasonably requested by such SBIC Investor in order to effectuate and facilitate any transfer by such SBIC Investor of any securities of the Company then held by such SBIC Investor to any Person designated by such SBIC Investor or (ii) use its best efforts to take all actions reasonably necessary to address and cure such Regulatory Problem.
     (b) For purposes of this Agreement, a “Regulatory Problem” means any set of facts or circumstances wherein it has been asserted by any governmental regulatory agency (or an SBIC Investor believes that there is a substantial risk of such assertion) that such SBIC Investor is not entitled to hold, or exercise any significant right with respect to, the underlying Common Sock of the Company.

     7.3. Termination of Covenants.
     The covenants set forth in this Article 7 shall be of no further force or effect at such time as the Company becomes subject to Section 13(a) of the Exchange Act.
          8. MISCELLANEOUS
     8.1. Notices. All notices, requests, consents and other communications hereunder (“Notices”) to any party shall be contained in a written instrument addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties and shall be deemed given (a) when delivered in person or duly sent by fax showing confirmation of receipt, (b) three days after being duly sent by first class mail postage prepaid (other than in the case of Notices to or from any non-U.S. resident, which Notices must be sent in the manner specified in clause (a) or (c)), or (c) two days after being duly sent by DHL, Federal Express or other recognized express international courier service:

If to an Investor:	To its address set forth on Exhibit A or Exhibit B

If to the Company:	Gomez, Inc
610 Lincoln Street
Waltham, MA 02451
USA
Tel: (781) 768-2100
Fax: (781) 768-2110
Attn: General Counsel

With copies (which shall not constitute notice) to:

Kirkland & Ellis
153 East 53rd Street
New York, NY 10022
USA
Tel: (212) 446-4800
Fax: (212) 446-4900
Attn: John L. Kuehn, Esq.

Dolphin Communications Fund, L.P.
750 Lexington Avenue, Suite 160
New York, NY 10022
USA
Tel: (212) 446-1600
Fax: (212)446-1638
Attn: Richard Brekka

Dorsey & Whitney, LLP
21 Wilson Street
London, EC2M 2TD
United Kingdom
Tel: +44 (0) 20 7588 0800
Fax: +44 (0) 20 7588 0555
Attn: Jeffrey Hurlburt, Esq.

AdAstra Erste Beteiligungs GmbH
Theatinerstraße 8
D - 80333 Munich
Germany
Tel: +49 89 20 80 22 80
Fax: +49 89 20 80 22 99
Attention: Dr. Marc Breitfeld

Foley Hoag LLP
155 Seaport Boulevard
Boston, Massachusetts 02210
USA
Phone: (617) 832-1000
Fax: (617) 832-7000
Attn: David R. Pierson, Esq.
     8.2. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof, including the Prior Agreement. No statement, representation, warranty, covenant or agreement, of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement. Nothing contained herein shall prohibit the Company from granting additional registration rights to other present or future holders of securities of the Company, on terms and conditions to be determined by the Board.
     8.3. Modifications and Amendments. Except as otherwise provided herein, this Agreement may only be amended or modified, and provision hereof may only be waived, with the prior written consent of the Company, and the Supermajority Preferred Stockholders, and (a) with respect to any amendment, modification or waiver that adversely and prejudicially affects the Initial Stockholders vis-à-vis the Preferred Stockholders, holders of a majority of the Initial Stockholder Shares, and (b) with respect to any amendment, modification or waiver that adversely and prejudicially affects the Class C Preferred, holders of a majority of the Class C Preferred. For the avoidance of doubt, an amendment to add another party to this Agreement is not an action which, in and of itself affects any Initial Stockholder adversely and prejudicially vis-à-vis the Preferred Stockholders. Notwithstanding the foregoing, without the consent of any Investor, the Company may restate any schedule to this Agreement so that it more accurately reflects the holders of securities of the type in question and/or to change the addresses for notice to any Investor at such Investor’s request. Any waiver or consent hereunder shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent
     8.4. Assignment. The rights and obligations under this Agreement may not be assigned by the Company without the prior written consent of the Supermajority Preferred Stockholders, unless specifically permitted by the terms hereof, except that the Company may assign this Agreement and its rights and obligations hereunder to any purchaser of all or substantially all of its assets or to any successor corporation resulting from any merger or consolidation of the Company.
     8.5. Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Except with respect to Section 4.8, pursuant to which each indemnified party described therein is an intended third party beneficiary hereof, nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.
     8.6. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of The Commonwealth of Massachusetts, without giving effect to the conflict of law principles thereof.
     8.7. Jurisdiction and Service of Process. Any legal action or proceeding with respect to this Agreement shall be brought in the courts of The Commonwealth of Massachusetts or of the United States of America for the District of Massachusetts. By execution and delivery of this Agreement, each of the parties hereto accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties hereto irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the party at its address set forth in Section 8.1 hereof.
     8.8. Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.
     8.9. Interpretation. The parties hereto acknowledge and agree that: (a) each party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

     8.10. Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.
     8.11. Enforcement. Each of the parties hereto acknowledges and agrees that the rights acquired by each party hereunder are unique and that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by the other parties were not performed in accordance with their specific terms or were otherwise breached. Accordingly, in addition to any other remedy to which the parties hereto are entitled at law or in equity, each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by any other party and to enforce specifically the terms and provisions hereof in any federal or state court to which the parties have agreed hereunder to submit to jurisdiction.
     8.12. No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing among the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.
     8.13. Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     8.14. Certain Terms. The term Preferred Stockholder as used herein refers to any such Preferred Stockholder in its capacity as a holder of Preferred Shares, Preferred Stockholder Registrable Securities and Underlying Common Stock and as a subscriber for Preferred Stock pursuant to the Exchange Agreement or Class C Purchase Agreement and not in its capacity as a holder of Initial Stockholder Shares or Initial Registrable Securities or as an Initial Stockholder. The term Initial Stockholder refers to any such Initial Stockholder in its capacity as a holder of Initial Stockholder Shares and Initial Registrable Securities and as an Initial Stockholder and not in its capacity as a holder of Preferred Shares, Preferred Stockholder Registrable Securities or Underlying Common Stock or as a subscriber for Preferred Stock pursuant to the Exchange Agreement or the Class C Purchase Agreement.
     8.15. Non-cash Consideration. In the event the consideration to be paid for Shares includes non-cash consideration, the dollar value of such non-cash consideration shall be its fair market value as determined, in good faith, by the Supermajority Preferred Stockholders.

     8.16. Amendment of Third Amended and Restated Investor Rights Agreement.
     (a) Upon receipt of the written consent of the requisite stockholders party to the Prior Agreement in accordance with Section 8.3 thereof as evidenced by the execution of this Agreement by certain of the stockholders party to the Prior Agreement, the Prior Agreement is hereby amended and restated in its entirety as set forth in this Agreement.
     (b) All parties to the Prior Agreement and Persons bound thereby shall now be bound by the terms hereof. Notwithstanding the fact that the signature pages hereto may name one or more Persons who have not executed this Agreement, this Agreement will be a valid and effective amendment and restatement of the Prior Agreement, and will be binding on all parties to the Prior Agreement in accordance with the terms of Section 8.3 of the Prior Agreement, when it has been executed by certain of the stockholders party to the Prior Agreement.
     8.17. Accession. Any Additional Investor (as defined in the Class C Purchase Agreement) shall automatically become a party to this Agreement by executing and delivering to the Corporation a counterpart signature page in the form of Exhibit C hereto, and shall thereupon be deemed an “Preferred Stockholder” for all purposes of this Agreement.
                    9. DOUGHTY HANSON FUNDS
     (a) Each party to this Agreement recognizes and acknowledges that each Doughty Hanson limited partnership referred to in Exhibit A is a separate entity and that the obligations of the Doughty Hanson limited partnerships (and of each other Doughty Hanson party) are several and not joint. Each party recognizes the limited liability of the limited partners in each such partnership in accordance with English law and will not seek to challenge such limited liability in any way.
     (b) Each party to this Agreement acknowledges that those shareholdings of the Doughty Hanson limited partnerships in the Company being acquired by the general partners of the relevant Doughty Hanson limited partnerships will be held by each for the relevant partnership separately as set out in Exhibit A, and each party further acknowledges that the Shares held in the name of the general partner for the Doughty Hanson limited partnerships are held by each such general partner on trust for the relevant limited partnership separately and each such general partner is entering into this Agreement in its capacity as the general partner and does so without incurring any personal liability therefor.
     (c) Officers Nominees Limited will hold the Shares as nominee for the participants in the Doughty Hanson & Co. Technology Co-investment Schemes in such proportions as shall be notified by each of them from time to time to Officers Nominees Limited. The parties hereby agree that the shares of Class C Preferred Stock to be issued to Officers Nominees Limited may be issued to the executives or officers or persons connected with them as permitted by the rules of the relevant co-investment schemes for which it acts as nominee, provided, that no issuance or transfer shall be made in violation of the terms of Section 3 hereof. The parties agree that the Shares held in the name of Officers Nominees Limited are held by it as bare trustee on behalf of the relevant Doughty Hanson & Co. Technology Co-investment Schemes and does so without incurring any personal liability therefor.

     (d) Doughty Hanson & Co Managers Limited hereby represents and warrants that it has all voting and dispositional authority over the Shares held by Officers Nominees Limited.
[remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed by their duly authorized representatives, as of the date first written above.

GOMEZ,	INC.

By:	/s/ Alexander D. Stein
Name:
Title:

INITIAL STOCKHOLDERS

Arthur J. Bacci

Mark Burton

Richard Butler

Jacques DeGruyter

Paul C. Dewey

Lee Einbinder

Lewis Geffen

Eric Gleacher

/s/ Julio Gomez Julio Gomez

K. Ivan F. Gothner

Thomas Maniatis

Edward G. Nardi

Nir Yarden
[Signature Page to Fourth Amended and Restated Investor Rights Agreement]

Jacqueline A. O’Neill

Leon Palandjian

Mary Louise Palandjian

Paul Palandjian

Peter Palandjian

Charles Phillips

Fredric W. Rittereiser

John M. Robb

Dave Sherwood

/s/ Alexander D. Stein Alexander D. Stein

Murray J. Swindell

William Uchimoto

Fred Weingard
[Signature Page to Fourth Amended and Restated Investor Rights Agreement]

Nir Yarden

BANCBOSTON	VENTURES, INC.

By:	Name:
Title:

PRIVATE EQUITY PORTFOLIO FUND II, L.P.

By:
Name:
Title:

B.P. PENSION

By:
Name:
Title:

DOLPHIN	COMMUNICATIONS FUND, L.P.

By:	Dolphin Communications, L.P.,
its General Partner

By:	Dolphin Communications, L.L.C.,
its General Partner

By:
/s/ Richard Brekka Richard Brekka,
its Member
[Signature Page to Fourth Amended and Restated Investor Rights Agreement]

DOLPHIN COMMUNICATIONS PARALLEL FUND, L.P.

By:	Dolphin Communications, L.P.,
its General Partner

By:	Dolphin Communications, L.L.C.,
its General Partner

By:	/s/ Richard Brekka

Richard Brekka,
its Member

HARBOURVEST PARTNERS VI — DIRECT FUND, L.P.

By:	HarbourVest VI — Direct Associates LLC Its General Partner

By:	HarbourVest Partners, LLC Its Managing Member

By:	/s/ Robert M. Wadsworth
Name: Robert M. Wadsworth
Title: Managing Director

HARE & CO. f/b/o JOHN HANCOCK TECHNOLOGY FUND

By:	/s/ Ismail Gunes
Name: Ismail Gunes
Title: Vice President

HUGGINS FAMILY TRUST

By:		Trustee
Name:
Title:

SAKURA	HOLDINGS LIMITED

By:
Name:
Title:
[Signature Page to Fourth Amended and Restated Investor Rights Agreement]

HARBINGER/AURORA QP VENTURE FUND, L.L.C.

By:	Harbinger/Aurora Ventures, L.L.C.,
its Manager

By:	/s/ M. Scott Albert
M. Scott Albert
Chief Executive Officer

HARE & CO. f/b/o JOHN HANCOCK TECHNOLOGY FUND

By:
Name: Psnael Guynes
Title: Vice President

SOFTBANK FINANCE CORPORATION

By:	/s/ Yoshitaka Kitao
Name: Yoshitaka Kitao
Title: Rep. Director

MORNINGSTAR JAPAN, K.K.

By:	/s/ Katsuya Kawashima
Name: Katsuya Kawashima
Title: Rep Director
[Signature Page to Fourth Amended and Restated Investor Rights Agreement]

SB INCUBATION, INC.

By:	/s/ Takashi Nakagawa
Name: Takashi Nakagawa
Title: Rep Director

SOFTBANK VENTURES, INC.

By:
Name:
Title:

SOFTVEN No. 2 INVESTMENT ENTERPRISE PARTNERSHIP

By:	/s/ Yoshitaka Kitao
Name: Yoshitaka Kitao
Title: Rep Director & CEO

VIE FINANCIAL GROUP, INC.

By:
Name: Fredric Rittereiser
Title: President & CEO

WEST END VENTURE PARTNERS LLC

By:
Name:
Title:

Samuel	Kirby
[Signature Page to Fourth Amended and Restated Investor Rights Agreement]

Nicola Macartney

Thomas Maniaras

Jacqueline O’Neil

Thomas O’Neil

Charles Phillips

Dave Sherwood

Murray Swindell

ADASTRA ERSTE BETEILINGUNGS GMBH

By:	/s/ Thomas Krueger /s/ Ulrich Clemm
	Name:	Thomas Krueger Name: Ulrich Clemm
	Title:	MD Title: MD

By:	/s/ Marc Breitfeld
	Name:	Marc Breitfeld
	Title:	Invest. Director

DEUTSCHE BANK AG

By:	/s/ Pierre Suhrcke
Pierre Suhrcke
Managing Director

By:
Name:
Title:
[Signature Page to Fourth Amended and Restated Investor Rights Agreement]

BANCBOSTON INVESTMENTS INC.
By:
Name:
Title:

BANCBOSTON VENTURES, INC.
By:
Name:
Title:

PRIVATE EQUITY PORTFOLIO FUND II, L.P.
By:
Name:
Title:

DEUTSCHE BANK AG
By:	/s/ Pierre Suhreke
Pierre Suhreke
Managing Director

By:
Name:
Title:

BT INVESTMENT PARTNERS, INC.
By:	/s/ William Burgess, Jr.
	Name:	William Burgess, Jr.
	Title:	Investment Director

By:	/s/ Scott Yaphe
	Name:	Scott Yaphe
	Title:	Vice President

[Signature Page to Fourth Amended and Restated Investor Rights Agreement]

DOLPHIN COMMUNICATIONS FUND, L.P.

By:	Dolphin Communications, L.P.,
its General Partner

By:	Dolphin Communications, L.L.C.,
its General Partner

By:

Richard Brekka,
its Member

DOLPHIN COMMUNICATIONS PARALLEL FUND, L.P.

By:	Dolphin Communications, L.P.,
its General Partner

By:	Dolphin Communications, L.L.C.,
its General Partner

By:

Richard Brekka,
its Member
DOUGHTY HANSON & CO TECHNOLOGY LIMITED PARTNERSHIP NUMBER ONE acting through its General Partner, Doughty Hanson & Co Technology Limited, acting by:

Illegible	Illegible

Authorized Signatory	Authorized Signatory
DOUGHTY HANSON & CO TECHNOLOGY LIMITED PARTNERSHIP NUMBER TWO acting through its General Partner, Doughty Hanson & Co Technology Limited, acting by:

Illegible	Illegible

Authorized Signatory	Authorized Signatory
[Signature Page to Fourth Amended and Restated Investor Rights Agreement]

DOUGHTY HANSON & CO TECHNOLOGY LIMITED PARTNERSHIP NUMBER THREE acting through its General Partner, Doughty Hanson & Co Technology Limited, acting by:

Illegible	Illegible

Authorized Signatory	Authorized Signatory
DOUGHTY HANSON & CO TECHNOLOGY LIMITED PARTNERSHIP NUMBER FOUR acting through its General Partner, Doughty Hanson & Co Technology Limited, acting by:

Illegible	Illegible

Authorized Signatory	Authorized Signatory
DOUGHTY HANSON & CO TECHNOLOGY LIMITED PARTNERSHIP NUMBER FIVE acting through its General Partner, Doughty Hanson & Co Technology Limited, acting by:

Illegible	Illegible

Authorized Signatory	Authorized Signatory
SIGNED by DOUGHTY HANSON & CO MANAGERS LIMITED, on behalf of The Doughty Hanson & Co Technology Co-investment Schemes acting by:

Illegible	Illegible

Authorized Signatory	Authorized Signatory
SIGNED by OFFICERS NOMINEES LIMITED, on behalf of The Doughty Hanson & Co Technology Co-investment Schemes acting by:

Illegible	Illegible

Authorized Signatory	Authorized Signatory

GORILLA PARK, B.V.

By:	/s/ Jeron H. Mal

Name: Jeron H. Mal
Title: CEO
DOUGHTY HANSON & CO TECHNOLOGY LIMITED PARTNERSHIP NUMBER THREE acting through its General Partner, Doughty Hanson & Co Technology Limited, acting by:

Director	Director/Secretary
[Signature Page to Fourth Amended and Restated Investor Rights Agreement]

DOUGHTY HANSON & CO TECHNOLOGY LIMITED PARTNERSHIP NUMBER FOUR acting through its General Partner, Doughty Hanson & Co Technology Limited, acting by:

Director	Director/Secretary
DOUGHTY HANSON & CO TECHNOLOGY LIMITED PARTNERSHIP NUMBER FIVE acting through its General Partner, Doughty Hanson & Co Technology Limited, acting by:

Director	Director/Secretary
SIGNED by DOUGHTY HANSON & CO MANAGERS LIMITED, on behalf of The Doughty Hanson & Co Technology Co-investment Schemes acting by:

Director	Director/Secretary

GORILLA PARK, B.V.

By:

Name:
Title:

HARBINGER/AURORA VENTURE FUND, L.L.C.

By:	Harbinger/Aurora Ventures, L.L.C.,
its Manager

By:	/s/ M. Scott Albert

M. Scott Albert
Chief Executive Officer
[Signature Page to Fourth Amended and Restated Investor Rights Agreement]

EXHIBIT A
INITIAL STOCKHOLDERS
Arthur J. Bacci
1001 Cedar Mill Lane
West Chester, PA 19382
Mark Burton
c/o Lehman Brothers
745 7th Avenue
20th Floor
New York, NY 10019
Phone: (212) 526-4131
Fax: (212) 526-4986
Jacques DeGruyter
Torre Mirona Golf Resort
17744 Navata
Girona, Spain
Paul C. Dewey
16 Bartkus Farm Road
Concord, MA 01742
Lee Einbinder
c/o Lehman Brothers
745 7th Avenue
20th Floor
New York, NY 10019
Phone: (212) 526-1616
Fax: (212) 526-4986
Lewis Geffen
31 Oakdale Avenue
Weston, MA 02493
Eric Gleacher
1133 Fifth Avenue
New York, NY 10128
Julio Gomez
285 Independence Drive
Concord, MA 01742
K. Ivan F. Gothner
82 Mountain Road
Wilbraham, MA 01095
Thomas Maniatis
187 Marsh Street
Belmont, MA 02478-1732

with a copy to:	Steven Brauson
Financial Strategies
501 Providence Highway
Norwood, MA 02062-4869
Edward G. Nardi
c/o Cresset
120 Water Street
Boston, MA 02109
Jacqueline A. O’Neill
c/o GPC O’Neill
One Beacon Street
Boston, MA 02116
Leon Palandjian
c/o Intercontinental Developers, Inc.
1270 Soldiers Field
Boston, MA 02185
Marie-Louise Palandjian
c/o Intercontinental Developers, Inc.
1270 Soldiers Field Road
Boston, MA 02185
Paul Palandjian
c/o Intercontinental Developers, Inc.
1270 Soldiers Field Road
Boston, MA 02185
Peter Palandjian
c/o Intercontinental Developers, Inc.
1270 Soldiers Field Road
Boston, MA 02185
Charles Phillips
775 Park Avenue
New York, NY 10021

John M. Robb
7 Concord Place
Acton, MA 01720-4600
Dave Sherwood
c/o Lehman Brothers
745 7th Avenue
20th Floor
New York, NY 10019
Phone: (212) 526-8866
Fax: (212) 526-4986
Alexander D. Stein
c/o Gomez, Inc.
610 Lincoln Street
Waltham, MA 02451
Murray J. Swindell
148 Monument Street
Concord, MA 01742
Nir Yarden
30 West 61st Street
No. 22D
New York, NY 10023-7610
BancBoston Ventures, Inc.
175 Federal Street, 10th floor
Boston, MA 02110
Attn: William Parent
Phone: (617) 434-5398
Fax: (617) 434-1153
Private Equity Portfolio Fund II, LP
c/o BancBoston Ventures, Inc.
Boston, MA 02110
Attn: William Parent or Cynthia K. Duda
Phone: (617) 434-5398
Fax: (617) 434-1153
B.P. Pension
1640 Monument Street
Concord, MA 01742
Attn.: Doris Kearns Goodwin
Dolphin Communications Fund, L.P.
750 Lexington Avenue, Suite 1600
New York, NY 10022
Attn.: Richard Brekka
Dolphin Communications Parallel Fund, L.P.
750 Lexington Avenue, Suite 1600
New York, NY 10022
Attn.: Richard Brekka

with a copy to:	Kirkland & Ellis LLP
153 East 53rd Street
New York, NY 10022
Attn: John Kuehn
Phone: (212) 446-4800
Fax: (212) 446-4900
HarbourVest Partners VI — Direct Fund, L.P.
One Financial Center
Boston, MA 02111
Attn: Robert Wadsworth
Hare & Co. f/b/o John Hancock Technology Fund
c/o Bank of New York Securities Dept.
P.O. Box 11,203
New York, NY 10249
Attn: Al Ouellette
Fax: (617) 330-6583
F/f/c Investors Bank & Trust Company Acct# 017001
Huggins Family Trust
U/A 3/12/99
54 Hawthorne Lane
Concord, MA 01742
Attn.: Charles E. Huggins
Sakura Holdings Limited
The Tropic Isle Building
Wickams Cay, Tortola
British Virgin Islands
Attn: Theodore Pun

SOFTBANK Finance Corp.
Nishimoto-kosan Nichikicho Bldg. 10F
3-23 Kanda-Nishlkicho
Chiyoda-ku,
Tokyo, JAPAN
101-0054
Attn: Mr. Y. Kitao
Phone: (813) 5259-2712
Fax: (813) 5259-0240

with a copy to:	Sullivan & Cromwell
125 Broad Street
New York, NY 10004
Attn: Stephen Grant, Esq.
SOFTBANK Ventures, Inc.
3-23 Kanda-Nishikicho
Chiyoda-ku, Tokyo 101-0054
JAPAN
Attn: Mr. Y. Kitao
Phone: (813) 5259-2712
Fax: (813) 5259-0240

with a copy to:	Sullivan & Cromwell
125 Broad Street
New York, NY 10004
Attn: Stephen Grant, Esq.
SOFTVEN No. 2 Investment Enterprise Partnership
Nishimoto-kosan Nichikicho Bldg. 10F
3-23 Kanda-Nishikicho
Chiyoda-ku,
Tokyo, JAPAN
101-0054
Attn: Mr. Y. Kitao
Phone: (813) 5259-2712
Fax: (813) 5259-0240

with a copy to:	Sullivan & Cromwell
125 Broad Street
New York, NY 10004
Attn: Stephen Grant, Esq.
VIE FINANCIAL Group
11 Penn Center
1835 Market Street, Suite 420
Philadelphia, PA 19103
Attn: Jennifer Andrews
Fax: (215) 789-3399
Richard Butler
Fredric W. Rittereiser
William Uchimoto
Fred Weingard
each:
c/o VIE Financial Group
11 Penn Center
1835 Market Street, Suite 420
Philadelphia, PA 19103
Attn: Jennifer Andrews
Fax: (215) 789-3399

with a copy to:	Kronish Lieb Weiner &
Hellmen, LLP
114 Avenue of the Americas
New York, NY 10036
Attn: Herbert Kronish, Esq.
West End Venture Partners, LLC
110 Colabaugh Pond Road
Croton-on-Hudson, NY 10520
Attn: Mark Nordlich

EXHIBIT B
PREFERRED STOCKHOLDERS
Matt Bartell
49 Queen Anne Avenue
Bromley
Kent
United Kingdom
BR2 0SA
Tara Brady
14 Ellesmere Close
London
United Kingdom
E11 1PT
William Ryan Breen
3 Seagrave Road
Cambridge, MA 02140
Mark Burton
c/o Lehman Brothers
745 7th Avenue
20th Floor
New York, NY 10019
Tel: (212) 526-4131
Fax: (212) 526-4986
Benson Chen
1014 Chancellor’s Ridge Drive
Durham, NC 27713
Lee Einbinder
c/o Lehman Brothers
745 7th Avenue
20th Floor
New York, NY 10019
Tel: (212) 526-1616
Fax: (212) 526-4986
Nola Falcone
245 South Beach Road
Hobe Sound, FL 33455
David Gardner
11 Old Dairy Mews
London
United Kingdom
SW12 8EL
John Hartingh, Jr.
102 Stable Road
Carrboro, NC 27510
William Holmes
25 West Highland Drive, Apt. 23
Seattle, WA 98119
Jeremy Hughes
Farm Oast, Smugly Farm
Bedgebury Road
Groundhurst
London
United Kingdom
TN17 2QU
Dan Kempton
12200 Galway Drive
Raleigh, NC 27613
Samuel Kirby
1201 Brooks Avenue
Raleigh, NC 27607
Nicola Macartney
87b Selkirk Road
London
United Kingdom
SW17 OEW
Thomas Maniatis
187 Marsh Street
Belmont, MA 02478-1732

with a copy to:	Steven Brauson
Financial Strategies
501 Providence Highway
Norwood, MA 02062-4869

Jacqueline A. O’Neill
c/o GPC O’Neill
One Beacon Street
Boston, MA 02116
Thomas O’Neill
c/o GPC O’Neill
One Beacon Street
Boston, MA 02116
Charles Phillips
775 Park Avenue
New York, NY 10021
Dave Sherwood
c/o Lehman Brothers
745 7th Avenue
20th Floor
New York, NY 10019
Tel: (212) 526-8866
Fax: (212) 526-4986
Murray J. Swindell
148 Monument Street
Concord, MA 01742
AdAstra Erste Beteiligungs GmbH
Theatinerstraiße 8
D — 80333 Munich
Germany
Attn: Marc Breitfeld
Fax: 49-89-20-80-22-99

with a copy to:	Foley Hoag LLP
155 Seaport Boulevard
Boston, MA 02210
Attn: David R. Pierson
Fax: (617) 832-7000
BancBoston Investments Inc.
175 Federal Street, 10th Floor
Boston, MA 02110
Attn: William Parent
Fax: (617) 434-6175
BancBoston Ventures, Inc.
175 Federal Street, 10th floor
Boston, MA 02110
Attn: William Parent
Phone: (617) 434-5398
Fax: (617) 434-1153
Private Equity Portfolio Fund II, LP
c/o BancBoston Ventures, Inc.
Boston, MA 02110
Attn: William Parent or Cynthia K. Duda
Phone: (617) 434-5398
Fax: (617) 434-1153
Deutsche Bank AG
1 Great Winchester Street
Winchester House
London EC2N 2EQ
United Kingdom
Attn: Pierre Suhrcke
Fax: 44-20-7547-4820
BT Investment Partners, Inc.
225 Franklin Street
25th Floor
Boston, MA 02110
Attn: W. Burgess
Dolphin Communications Fund, L.P.
750 Lexington Avenue, Suite 1600
New York, NY 10022
Attention: Richard Brekka
Dolphin Communications Parallel Fund, L.P.
750 Lexington Avenue, Suite 1600
New York, NY 10022
Attention: Richard Brekka

with a copy to:	Kirkland & Ellis LLP
153 East 53rd Street
New York, NY 10022
Attn: John Kuehn
Phone: (212) 446-4800
Fax: (212) 446-4900

Doughty Hanson & Co. Technology Limited as general partner of Doughty Hanson & Co. Technology Limited Partnerships One through Five; Doughty Hanson & Co Managers Limited as administrator of The Doughty Hanson & Co Technology Co-investment Schemes; and Officers Nominees Limited as nominee of The Doughty Hanson & Co. Technology Co-investment Schemes
45 Pall Mall
London SW1Y 5JG
United Kingdom
Attn: Ivan Farneti
Fax: 44-20-7663-9350

with a copy to:	Dorsey & Whitney LLP
21 Wilson Street
London EC2M 2TD
United Kingdom
Attn: Jeffrey Hurlburt
Fax: 44-20-7588-0555
Gorilla Park
1-9 Memel Street
EC1Y OUT London
United Kingdom
Attention: Managing Partner
Harbinger/Aurora Venture Fund, L.L.C.
c/o The Aurora Funds
2525 Meridian Parkway
Suite 220
Durham, NC 27713
Attn: Scott Albert
Harbinger/Aurora QP Venture Fund, L.L.C.
c/o The Aurora Funds
2525 Meridian Parkway
Suite 220
Durham, NC 27713
Attn: Scott Albert
Hare & Co. f/b/o John Hancock Technology Fund
c/o Bank of New York Securities Dept.
P.O. Box 11,203
New York, NY 10249
Attn: Al Ouellette
Fax: (617) 330-6583
SOFTBANK Finance Corporation
Nishimoto-kosan Nichikicho Bldg. 10F
3-23 Kanda-Nishikicho
Chiyoda-ku,
Tokyo, JAPAN
101-0054
Attn: Mr. Y. Kitao
Phone: (813) 5259-2712
Fax: (813) 5259-0240

with a copy to:	Sullivan & Cromwell
125 Broad Street
New York, NY 10004
Attn: Stephen Grant, Esq.
Morningstar Japan, K.K.
Nishimoto-kosan Nichikicho Bldg. 10F
3-23 Kanda-Nishikicho
Chiyoda-ku,
Tokyo, JAPAN
101-0054
Attn: Mr. Y. Kitao
Phone: (813) 5259-2712
Fax: (813) 5259-0240

with a copy to:	Sullivan & Cromwell
125 Broad Street
New York, NY 10004
Attn: Stephen Grant, Esq.

SB Incubation, Inc.
Nishimoto-kosan Nichikicho Bldg. 10F
3-23 Kanda-Nishikicho
Chiyoda-ku,
Tokyo, JAPAN
101-0054
Attn: Mr. Y. Kitao
Phone: (813) 5259-2712
Fax: (813) 5259-0240

with a copy to:	Sullivan & Cromwell
125 Broad Street
New York, NY 10004
Attn: Stephen Grant, Esq.
SOFTBANK Ventures, Inc.
Nishimoto-kosan Nichikicho Bldg. 10F
3-23 Kanda-Nishikicho
Chiyoda-Ku,
Tokyo, JAPAN
101-0054
Attn: Mr. Y. Kitao
Phone: (813) 5259-2712
Fax: (813) 5259-0240

with a copy to:	Sullivan & Cromwell
125 Broad Street
New York, NY 10004
Attn: Stephen Grant, Esq.
SOFTVEN No. 2 Investment Enterprise Partnership
Nishimoto-kosan Nichikicho Bldg. 10F
3-23 Kanda-Nichikicho
Chiyoda-ku,
Tokyo, JAPAN
101-0054
Attn: Mr. Y. Kitao
Phone: (813) 5259-2712
Fax: (813) 5259-0240

with a copy to:	Sullivan & Cromwell
125 Broad Street
New York, NY 10004
Attn: Stephen Grant, Esq.

EXHIBIT C
Gomez, Inc.
Fourth Amended and Restated Investor Rights Agreement
Instrument of Accession
     By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Preferred Stockholder” as defined in the Fourth Amended and Restated Investor Rights Agreement dated as of September 2003, by and among Gomez, Inc. and the parties named therein (the “Investor Rights Agreement”), (ii) that it is a party to the Investor Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Investor Rights Agreement.
     EXECUTED this ___day of                                         .

[PREFERRED STOCKHOLDER]
By:
Name:
Title:

FIRST AMENDMENT
to
CLASS C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
and
FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
     This First Amendment to Class C Convertible Preferred Stock Purchase Agreement and Fourth Amended and Restated Investor Rights Agreement dated as of August 10, 2004 (this “Amendment”) is made by and among Gómez, Inc., a Delaware corporation (the “Corporation”), and the undersigned holders of the Corporation’s capital stock (the “Amending Investors”).
     WHEREAS, the Corporation and certain of the Amending Investors are parties to that certain Class C Convertible Preferred Stock Purchase Agreement dated as of September 30, 2003 (the “Original Purchase Agreement”), pursuant to which the Corporation sold to certain of the Amending Investors shares of the Corporation’s Class C Convertible Preferred Stock, $0.001 par value per share;
     WHEREAS, the Corporation and each of the Amending Investors are parties to that certain Fourth Amended and Restated Investor Rights Agreement dated as of September 30, 2003 (the “Original Rights Agreement”);
     WHEREAS, the Corporation and the Amending Investors desire that the Original Purchase Agreement be amended to, among other things, provide for the issuance and purchase of a greater number of shares of Class C Preferred than were authorized under the Original Purchase Agreement; and
     WHEREAS, the Corporation and the Amending Investors desire that the Original Rights Agreement be amended to reflect such amendment of the Original Purchase Agreement.
     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereto agree as follows:
     1. Amendments to the Original Purchase Agreement.
          (a) Recitals. The Original Purchase Agreement is hereby amended by deleting the second recital thereof in its entirety and replacing it with the following:
     “WHEREAS, the Corporation wishes to sell to the Additional Investors up to an aggregate number of shares of Class C Preferred Stock equal to the difference between 5,197,090 and the number of Initial Class C Shares;”
          (b) Section 1.2. The Original Purchase Agreement is hereby amended by deleting the first sentence of Section 1.2 thereof in its entirety and replacing it with the following:

“Subject to the terms and conditions of this Agreement, at one or more Additional Closings (as defined in Section 2.2), the Corporation agrees to issue and sell up to an aggregate number of shares of Class C Preferred Stock equal to the difference between 5,197,090 and the number of Initial Class C Shares (the “Additional Class C Shares”) to one or more Additional Investors acceptable to holders of more than 80% of the Initial Class C Shares (the “Supermajority Holders”) that enter into this Agreement by executing one or more counterparts hereof. By executing such counterpart, each such Additional Investor agrees to purchase that number of shares of Class C Preferred Stock as is set forth opposite its name on the Schedule of Investors attached hereto at a purchase price of $1.650 per share. Initial Investors may become Additional Investors. The number of shares purchased by each Additional Investor at any Additional Closing shall be in proportion (as nearly as possible without the issuance of fractional shares) to the percentages set forth on Schedule 1.2 hereto or as the Supermajority Holders shall otherwise agree; provided, however, that the proportion of the Additional Class C Shares allocated to any Additional Investor at any Additional Closing may not be changed without the consent of such Additional Investor.”
          (c) Section 2.2. The Original Purchase Agreement is hereby amended by deleting Section 2.2 in its entirety and replacing it with the following:
     “2.2. Additional Closings. The closing of the sale and purchase of the Additional Class C Shares shall occur at one or more closings (each an “Additional Closing”) at such time(s), date(s) and place(s) as are mutually agreeable to the Corporation, the Supermajority Holders and the Additional Investors participating in any such Additional Closing, but in any event such Additional Closings shall take place on or before December 31, 2004 such that in any event all Additional Class C Shares shall have been issued and purchased no later than such date. At each Additional Closing, each Additional Investor that is not an Initial Investor shall accede to the Investors’ Rights Agreement and the Corporation shall issue and deliver to each Additional Investor purchasing a portion of the Additional Class C Shares at such closing a certificate or certificates registered in the name of such Additional Investor, representing the number of shares of Class C Preferred Stock being purchased by it at such closing, against payment by such Additional Investor to the Corporation of the purchase price therefor in the form of a wire transfer to a bank account designated by the Corporation.”
          (d) Section 3.24. The Original Purchase Agreement is hereby amended by deleting clause (b) of Section 3.24 in its entirety and replacing it with the following:
“(b) the Fourth Amended and Restated Investors’ Rights Agreement of even date herewith by and among the Corporation and the Investors in the form of Exhibit 3.24, as amended (as so amended, the “Investors’ Rights Agreement”; together with this Agreement, the “Transaction Documents”) have been duly authorized by all requisite corporate action”

          (e) Form of Additional Investor Signature Page. The Original Purchase Agreement is hereby amended by deleting the form of Additional Investor Signature Page in its entirety and replacing it with the form of Additional Investor Signature Page attached hereto.
          (f) Schedule 1.2. The Original Purchase Agreement is hereby amended by appending thereto a new Schedule 1.2 in the form attached hereto.
     2. Amendment to the Original Rights Agreement.
          (a) Definition of “Original Purchase Agreement.” The Original Purchase Agreement is hereby amended by deleting the definition of “Class C Purchase Agreement” in Section 1.4 thereof and replacing it with the following:
     “Class C Purchase Agreement” means the Class C Preferred Stock Purchase Agreement of even date herewith by and among the Company, AdAstra and the other purchasers of Class C Preferred named therein, as amended from time to time.”
          (b) Form of Instrument of Accession. The Original Rights Agreement is hereby amended by deleting the form of Instrument of Accession in its entirety and replacing it with the form of Additional Investor Signature Page attached hereto.
     3. Ratification. The Original Purchase Agreement and Original Rights Agreement, each as amended hereby, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Original Purchase Agreement shall, together with this Amendment, be read and construed as a single agreement. The Original Rights Agreement shall, together with this Amendment, be read and construed as a single agreement.
     4. Choice of Law. This Amendment and the legal relations among the parties arising hereunder shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts (without resort to the conflict of law principles thereof).
     5. Counterparts; Facsimile Signatures. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one instrument. Signatures transmitted via facsimile shall be deemed originals for purposes of this Amendment.
[The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the parties have executed and delivered this First Amendment to Class C Convertible Stock Purchase Agreement and Fourth Amended and Restated Investor Rights Agreement as an instrument uncle:: seal as of the date first above written.

GÓMEZ, INC.
By:	/s/ Alexander D. Stein
Alexander D. Stein, Ph.D.
President & CEO

ADASTRA ERSTE BETEILIGUNGS GmbH

By:

(signature)

Name:

(printed)

Its:

(title)

By:

(signature)

Name:

(printed)

Its:

(title)

DOLPHIN COMMUNICATIONS FUND, L.P.

By.	Dolphin Communications, L.P.,
its General Partner

By:	Dolphin Communications, L.L.C.,
its General Partner

By:

Richard Brekka,
its Member

DOLPHIN COMMUNICATIONS PARALLEL FUND, L.P.

By:	Dolphin Communications, L.P.,
its General Partner

By:	Dolphin Communications, L.L.C.,
its General Partner

By:	/s/ Richard Brekka

Richard Brekka,
its Member

HARBINGER/AURORA VENTURE FUND, L.L.C.

By:	HARBINGER/AURORA VENTURES,
L.L.C., its Manager

By:

M. Scott Albert

Title:	Chief Executive Officer

HARBINGER/AURORA QP VENTURE FUND, L.L.C.

By:	HARBINGER/AURORA VENTURES,
L.L.C., its Manager

By:

M. Scott Albert
Chief Executive Officer

DOUGHTY HANSON & CO TECHNOLOGY LIMITED PARTNERSHIP NUMBER ONE acting through its General Partner, Doughty Hanson & Co Technology Limited, acting by:

Authorized Signatory
DOUGHTY HANSON & CO TECHNOLOGY LIMITED PARTNERSHIP NUMBER TWO acting through its General Partner, Doughty Hanson & Co Technology Limited, acting by:

Authorized Signatory
DOUGHTY HANSON & CO TECHNOLOGY LIMITED PARTNERSHIP NUMBER THREE acting through its General Partner, Doughty Hanson & Co Technology Limited, acting by:

Authorized Signatory
DOUGHTY HANSON & CO TECHNOLOGY LIMITED PARTNERSHIP NUMBER FOUR acting through its General Partner, Doughty Hanson & Co Technology Limited, acting by:

Authorized Signatory
DOUGHTY HANSON & CO TECHNOLOGY LIMITED PARTNERSHIP NUMBER FIVE acting through its General Partner, Doughty Hanson & Co Technology Limited, acting by:

Authorized Signatory
SIGNED by DOUGHTY HANSON & CO MANAGERS LIMITED, on behalf of The Doughty Hanson & Co Technology CoInvestment Schemes acting by:

Authorized Signatory
Each of the above care of:
Doughty Hanson & Co. Technology Limited
45 Pall Mall
London SW1Y 5JG
England

Deutsche Bank AG

By	/s/ P. Von Graselwald
Name: P. Von Graselwald
Title: M. Director

By

Name:
Title:

BT Investment Partners, Inc.

By	/s/ P. Von Graselwald

Name: P. Von Graselwald
Title: M. Director

By	/s/ C. Stoffel

Name: C. Stoffel
Title: VP